Supplement dated May 30, 2025
to the following initial summary prospectus(es):
Monument Advisor Select and Monument Advisor Select NY dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix: Underlying Mutual Funds Available Under the Contract, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class, the value in the Current Expenses cell is deleted and replaced with the following: 0.72%
2. Effective May 1, 2025, in Appendix: Underlying Mutual Funds Available Under the Contract, for the First Eagle Variable Funds - Overseas Variable Fund, the value in the Current Expenses cell is deleted and replaced with the following: 1.21%
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